UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 22, 2003

RailAmerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-20618	65-0328006

(Commission File Number)	(IRS Employer Identification No.)

5300 Broken Sound Boulevard, N.W., Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)

(561) 994-6015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On May 22, 2003, RailAmerica, Inc. (NYSE: RRA) announced that it would not pursue its previously announced proposed tender offer for the equity securities of Tranz Rail Holdings Limited (NZSE: TRH.NZ).

     Reference is made to the press release provided in the United States as Exhibit 99.1 and the press release provided in New Zealand as Exhibit 99.2 hereto. The information set forth in these Exhibits is hereby incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

Exhibit No.	Description

99.1	United States Press Release, dated May 22, 2003, issued by RailAmerica, Inc. announcing decision to not pursue its previously announced proposed tender offer for the equity securities of Tranz Rail Holdings Limited.

99.2	New Zealand Press Release, dated May 23, 2003, New Zealand time, issued by RailAmerica, Inc. announcing decision to not pursue its previously announced proposed tender offer for the equity securities of Tranz Rail Holdings Limited.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC

Date: May 23, 2003	By: /s/ Gary O. Marino

Name: Gary O. Marino Title: Chairman, President and and Chief Executive Officer

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